EXHIBIT 32.1

                                  CERTIFICATION

  Certification by the Principal Executive Officer and Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act Of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Iroquois Gas Transmission System, L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), does hereby certify that, to the best of such officer's knowledge:

  1. The accompanying Annual Report of the Partnership on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                                     /s/ Jay Holm
                                                     ------------------------
                                                     President
                                                     March 29, 2004


                                                     /s/ Paul Bailey
                                                     -------------------------
                                                     Chief Financial Officer
                                                     March 29, 2004


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